                                                                    EXHIBIT 99.3


                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               September 30, 1999
               (in thousands, except share and per share amounts)



                                                                Historical
                                                            September 30, 1999
                                                         -------------------------                     Pro Forma       Pro Forma
                                                            Netzee        DPSC        Combined       Adjustments  September 30, 1999
                                                         -----------   -----------   -----------     -----------  ------------------
                            ASSETS
 CURRENT ASSETS:
    Cash and cash equivalents                            $   288,995   $    14,005   $   303,000   a $ 23,375,202     $  5,178,202
                                                                                                   b  (18,500,000)
    Accounts receivable, net                                 636,539       826,551     1,463,090                         1,463,090
    Leases receivable, current                               323,571                     323,571                           323,571
    Prepaids and other current assets                        416,213       158,450       574,663                           574,663
                                                         -----------   -----------   -----------                      ------------
         Total current assets                              1,665,318       999,006     2,664,324                         7,539,526
                                                         -----------   -----------   -----------                      ------------

PROPERTY AND EQUIPMENT, NET                                  725,682       756,837     1,482,519   c    (718,527)          763,992

LEASES RECEIVABLE, NET OF CURRENT                            932,999                     932,999                           932,999

OTHER ASSETS:
    Intangible assets, net                                94,020,562                  94,020,562   b  35,645,941       129,666,503
    Due from shareholder                                           -       200,000       200,000   c    (200,000)                -
    Deposits and other long-term assets                            -        12,990        12,990                            12,990
                                                         -----------   -----------   -----------                      ------------
         Total other assets                               94,020,562       212,990    94,233,552                       129,643,125
                                                         -----------   -----------   -----------                      ------------
          Total assets                                   $97,344,561   $ 1,968,833   $99,313,394                      $138,916,010
                                                         ===========   ===========   ===========                      ============


          LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES:
    Line of credit                                       $         -   $   407,000   $   407,000   c $  (407,000)     $          -
    Accounts payable, accrued expenses, and other            684,903       349,687     1,034,590   b     911,324         1,945,914
    Deferred revenue                                       2,173,832     2,875,800     5,049,632                         5,049,632
    Current maturities of long-term debt                           -        28,951        28,951   c     (28,951)                -
                                                         -----------   -----------   ----------                       ------------
         Total current liabilities                         2,858,735     3,661,438     6,520,173                         6,995,546

NON-CURRENT LIABILITIES:
    Deferred revenue                                         738,104                     738,104                           738,104
    Related-party loans                                   31,524,798        12,561    31,537,359   a (31,524,798)           12,561
    Long-term debt, net of current maturities                      -       202,384       202,384   c    (202,384)                -
                                                         -----------   -----------   -----------                      ------------
         Total liabilities                                35,121,637     3,876,383    38,998,020                         7,746,211
                                                         -----------   -----------   -----------                      ------------

SHAREHOLDERS' DEFICIT:
    Preferred stock                                                -                          -    b   6,500,000         6,500,000
    Common stock                                          83,630,906        10,000    83,640,906   a  54,900,000       146,077,781
                                                                                                   b     (10,000)
                                                                                                   b   7,546,875
    Notes receivable from shareholders                    (3,453,405)                 (3,453,405)                       (3,453,405)
    Deferred stock-based compensation                     (9,899,533)                 (9,899,533)                       (9,899,533)
    Accumulated deficit                                   (8,055,044)   (1,917,550)   (9,972,594)  b   2,197,742        (8,055,044)
                                                                                                   c    (280,192)
                                                         -----------   -----------   -----------                      ------------
         Total shareholders' deficit                      62,222,924    (1,907,550)   60,315,374                       131,169,799
                                                         -----------   -----------   -----------                      ------------
          Total liabilities and shareholders' deficit    $97,344,561   $ 1,968,833   $99,313,394                      $138,916,010
                                                         ===========   ===========   ===========                      ============

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
               (in thousands, except share and per share amounts)


                                                                           For the
                                                  Historical             Period from
                                              For the Nine Months         January 1,
                                                     Ended               1999 to date                                  Pro Forma
                                              September 30, 1999        of acquisition                                For the Nine
                                            ------------------------  ------------------                              Months Ended
                                                                             (d)                          Pro Forma   September 31,
                                               Netzee        DPSC     Other Acquisitions   Combined      Adjustments      1999
                                            -----------  -----------  ------------------ ------------    -----------  -------------
REVENUES:
    Monthly maintenance and service          $  639,595  $ 3,642,488    $   368,000      $  4,650,083    $        -    $  4,650,083
    License, hardware and installation          290,949                   1,943,167         2,234,116  l   (109,000)      2,125,116
                                            -----------  -----------    -----------      ------------                  ------------
        Total revenues                          930,544    3,642,488      2,311,167         6,884,199                     6,775,199
                                            -----------  -----------    -----------      ------------                  ------------
COSTS AND EXPENSES:
   Costs of services, license, hardware,
     installation and maintenance               661,340      404,993        904,334         1,970,667  l   (109,000)      1,861,667
   Selling general and administrative
     expenses                                 1,381,942    2,015,941      3,182,833         6,580,716                     6,580,716
   Amortization of stock-based
     compensation                             2,114,567                           -         2,114,567                     2,114,567
   Depreciation and amortization              4,501,540       54,782        127,000         4,683,322  f    103,000      33,890,715
                                                                                                       e  8,902,393
                                                                                                       g  8,915,000
                                                                                                       h  7,163,000
                                                                                                       i  3,025,000
                                                                                                       j    739,000
                                                                                                       o    360,000
                                            -----------  -----------    -----------      ------------                  ------------
        Total costs and expenses              8,659,389    2,475,716      4,214,167        15,349,272                    44,447,665
                                            -----------  -----------    -----------      ------------                  ------------
OPERATING LOSS                               (7,728,845)   1,166,772     (1,903,000)       (8,465,073)                  (37,672,466)
OTHER INCOME, net                                     -        2,501        210,333           212,834                       212,834
INTEREST EXPENSE, net                           348,089       11,614      1,209,333         1,569,036  k (1,209,000)        229,036
                                                                                                       n   (131,000)
                                            -----------  -----------    -----------      ------------                  ------------
INCOME BEFORE TAXES                          (8,076,934)   1,157,659     (2,902,000)       (9,821,275)                  (37,688,668)
PROVISION FOR INCOME TAXES                                   458,313                          458,313  e   (458,313)              -

                                            -----------  -----------    -----------      ------------                  ------------
 NET LOSS                                   $(8,076,934) $   699,346    $(2,902,000)     $(10,279,588)                 $(37,688,668)
                                            ===========  ===========    ===========      ============                  ============

BASIC AND DILUTED NET LOSS PER SHARE        $     (0.86)                                                               $      (1.85)
                                            ===========                                                                ============

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                                9,343,494                                                                  20,321,000
                                            ===========                                                                ============

          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998
               (in thousands, except share and per share amounts)


                                                     Historical
                                                    For the Year
                                                        Ended                                                            Pro Forma
                                                   December 31, 1998                                                   For the Year
                                          ---------------------------------------------                                    Ended
                                                                             (d)                          Pro Forma      December
                                             Netzee        DPSC     Other Acquisitions  Combined        Adjustments     31, 1998
                                          -----------   ----------  ------------------ -----------      -----------  --------------
REVENUES:
    Monthly maintenance and service       $   136,000   $ 4,368,272    $   274,000     $  4,778,272      $        -    $  4,778,272
    License, hardware and installation        455,000                    2,250,000        2,705,000  l      (54,000)      2,651,000
                                          -----------   -----------    ------------    ------------                    ------------
        Total revenues                        591,000     4,368,272      2,524,000        7,483,272                       7,429,272
                                          -----------   -----------    ------------    ------------                    ------------
COSTS AND EXPENSES:
   Costs of services, license, hardware,
    installation and maintenance              466,000       525,301      1,238,000        2,229,301  m      (40,000)      2,135,301
                                                                                                     l      (54,000)
   Selling general and administrative
    expenses                                  442,000     2,219,764      4,427,000        7,088,764                       7,088,764
   Amortization of stock-based
    compensation                                    -             -              -                -  p    4,592,000       5,485,000
                                                                                                     q      893,000
   Depreciation and amortization               15,000        40,165        214,000          269,165  f      620,000      44,971,023
                                                                                                     e   11,869,858
                                                                                                     g   15,282,000
                                                                                                     h   10,744,000
                                                                                                     i    4,538,000
                                                                                                     j    1,108,000
                                                                                                     o      540,000
   Asset impairment                                 -                      143,000          143,000                         143,000
                                          -----------   -----------    ------------    ------------                    ------------
        Total costs and expenses              923,000     2,785,230      6,022,000        9,730,230                      59,823,088
                                          -----------   -----------    ------------    ------------                    ------------
OPERATING LOSS                               (332,000)    1,583,042     (3,498,000)      (2,246,958)                    (52,393,816)
OTHER INCOME, net                                   -             -        342,000          342,000  m      (40,000)        302,000
INTEREST EXPENSE (INCOME), net                 20,000        12,039      1,678,000        1,710,039  k   (1,679,000)       (192,961)
                                                                                                     n     (224,000)
                                          -----------   -----------    ------------    ------------                    ------------
INCOME BEFORE TAXES                          (352,000)    1,571,003     (4,834,000)      (3,614,997)                    (51,898,855)
PROVISION FOR INCOME TAXES                                  598,659                         598,659  e     (598,659)              -

                                          -----------   -----------    ------------    ------------                    ------------
 NET (LOSS) INCOME                        $  (352,000)  $   972,344    $(4,834,000)    $ (4,213,656)                   $(51,898,855)
                                          ===========   ===========    ============    ============                    ============

 BASIC AND DILUTED NET LOSS PER SHARE     $     (0.04)                                                                 $      (2.55)
                                          ===========                                                                  ============

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                              9,343,494                                                                    20,321,000
                                          ===========                                                                  ============

The unaudited pro forma balance sheet as of September 30, 1999 reflects the following adjustments as if they occurred on September 30, 1999:

         (a) The Company completed an initial public offering of it's common stock during November 1999, whereby the Company received cash, net of underwriting fees and other expenses of approximately $54.9 million. A portion of the proceeds was used to pay off the related party notes payables as of the offering date.

         (b) The payment of cash and the issuance of common stock and preferred stock and the recording of intangible assets associated with the purchase of certain assets and assumption of certain liabilities of DPSC. The purchase price included cash of $18.5 million, 525,000 of common shares valued at $14.38 per share and 500,000 shares of preferred stock with a stated value of $13.00 per share. Transaction costs of approximately $911,000 were incurred as a result of the purchase. The excess of the purchase price over net tangible assets acquired approximated $35.6 million and was allocated to the acquired technology identifiable intangible asset and will be amortized over a 3 year period.

         (c) Certain DPSC assets and liabilities were excluded in the purchase agreement discussed in b. above.


The unaudited pro forma statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 reflect the following adjustments as if they occurred on January 1, 1998 and are based on the historical statements of operations, adjusted to reflect the following:

         (d) The historical information for the Company's acquisitions made on August 6, 1999 (the remote Internet and telephone banking division of SBS Corporation) and September 3, 1999 (the Internet banking divisions of The Bankers Bank and The Independent BankersBank; Dyad Corporation; Call Me Bill LLC) for the year ended December 31, 1998 and the period from January 1, 1999 to the date of acquisition. The excess of the aggregated purchase price over the net tangible assets acquired approximated $94 million and was allocated to identifiable intangible assets with amortization lives between 2 and 5 years.

         (e) The additional amortization of the intangible assets recognized upon the acquisition of DPSC of $8.9 million for the nine months ended September 30, 1999 and $11.9 million for the year ended December 31, 1998 and the elimination of the DPSC tax provision as Netzee will file consolidated tax filings.

         (f) The additional amortization of the intangible assets recognized upon the acquisition of Direct Access Interactive, Inc. of $103,000 for the period from January 1, 1999 to March 8, 1999 and $620,000 for the year ended December 31, 1998.

         (g) The additional amortization of the intangible assets recognized upon the acquisition of SBS of approximately $8.9 million for the period from January 1, 1999 to August 5, 1999 and approximately $15.3 million for the year ended December 31, 1998. Amortization expense was calculated on a straight line basis over the estimated useful lives of the intangible assets acquired.

         (h) The additional amortization of the intangible assets recognized upon the acquisition of TIB and The Bankers Bank, of approximately $7.2 million for the period from January 1, 1999 to September 2, 1999 and approximately $10.7 million for the year ended December 31, 1998. Amortization expense was calculated on a straight line basis over the estimated useful lives of the intangible assets acquired.

         (i) The additional amortization of the intangible assets recognized upon the acquisition of Dyad of approximately $3.0 million for the period from January 1, 1999 to September 2, 1999 and approximately $4.5 million for the year ended December 31, 1998. Amortization expense was calculated on a straight-line basis over the estimated useful lives of the intangible assets acquired.

         (j) The additional amortization of the intangible assets recognized upon the acquisition of Call Me Bill of approximately $739,000 for the period from January 1, 1999 to September 2, 1999 and approximately $1.1 million for the year ended December 31, 1998. Amortization expense was calculated on a straight-line basis over the estimated useful lives of the intangible assets acquired.

         (k) The elimination of the interest expense on the warrants and the debt at Dyad of approximately $1.2 million for the period from January 1, 1999 to September 2, 1999 and $1.7 million for the year ended December 31, 1998.

         (l) The elimination of revenue of TIB from The Bankers Bank and the related expenses of The Bankers Bank for the conversion services billed and paid through TIB for the period from January 1, 1999 to September 2, 1999 and during the year ended December 31, 1998.

         (m) The elimination of a $40,000 fee The Bankers Bank paid to TIB during the year ended December 31, 1998 for the right to share outsourced financial institution customer date conversion services.

         (n) The interest income on the notes receivable from shareholders of approximately $131,000 for the period from January 1, 1999 to August 5, 1999 and approximately $224,000 for the year ended December 31, 1998.

         (o) The additional amortization on the intangible asset for the marketing agreement entered into with the three bankers' banks of approximately $360,000 for the period from January 1, 1999 to September 9, 1999 and approximately $540,000 for the year ended December 31, 1998.

         (p) The amortization of deferred compensation related to the issuance of stock options of approximately $4.6 million for the year ended December 31, 1998.

         (q) The recording of stock compensation expense related to the sale of common stock to an employee of approximately $893,000 for the year ended December 31, 1998.